UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2007 (March 31, 2007)

Getty Realty Corp.
(Exact name of registrant as specified in charter)

Maryland	001-13777	11-3412575
(State of	(Commission	(IRS Employer
Organization)	File Number)	Identification No.)

125 Jericho Turnpike, Suite 103
Jericho, New York	11753
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (516) 478-5400

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

The Current Reports on Form 8-K of Getty Realty Corp. (the “Company”) filed on April 5, 2007 and April 27, 2007 (“the Initial Forms 8-K”) are hereby amended solely to provide the required financial statements of, and pro forma financial information related to, sixty-four properties that the Company acquired from an unrelated third party effective March 31, 2007 and April 23, 2007 (the “Trustreet Portfolio”), in each case from various subsidiaries of FF-TSY Holding Company II, LLC (the successor to Trustreet Properties, Inc.) (“Trustreet”), a subsidiary of General Electric Capital Corporation, all as described in the Initial Forms 8-K. The information provided herein was not available to the Company at the time the Company filed the Initial Forms 8-K.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial Statements of Real Estate Properties Acquired.

Audited financial statement for the Trustreet Portfolio acquired by the Company from Trustreet for the year ended December 31, 2006.

See index to Financial Statements on page 3.

(b)  Pro Forma Financial Information.

See index to Pro forma Financial Statements on page 9.

(d)  Exhibits

23.1 Consent of Independent Accountants

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K/A may constitute “Forward-Looking Statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When the words “believes,” “expects,” “plans,” “projects,” “estimates” and similar expressions are used, they identify forward-looking statements. These forward-looking statements are based on management’s current beliefs and assumptions and information currently available to management and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Information concerning factors that could cause our actual results to differ materially from these forward-looking statements can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, as well as in the other filings we make with the Securities and Exchange Commission. We undertake no obligation to publicly release revisions to these forward-looking statements to reflect future events or circumstances or reflect the occurrence of unanticipated events.

TRUSTREET PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of Getty Realty Corp.:

We have audited the accompanying Combined Statement of Revenues and Certain Expenses of the Trustreet Portfolio for the Year Ended December 31, 2006. This Combined Statement of Revenues and Certain Expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Combined Statement of Revenues and Certain Expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Statement of Revenues and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the Combined Statement of Revenues and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Getty Realty Corp.) as described in Note 1, and is not intended to be a complete presentation of the Trustreet Portfolio revenues and expenses.

In our opinion, the Combined Statement of Revenues and Certain Expenses presents fairly, in all material respects, the combined revenues and certain expenses, as described in Note 1, of the Trustreet Portfolio for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

New York, New York
June 14, 2007

TRUSTREET PORTFOLIO
COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 2006
(in thousands)

Revenues:
Rental revenue	$8,204
Recoveries from tenants and other revenue	365
Total revenues	8,569

Certain expenses:
Rental property expenses	538

Excess of revenues over certain expenses	$8,031

The accompanying notes are an integral part of these combined financial statements.

TRUSTREET PORTFOLIO
NOTES TO COMBINED STATEMENT OF REVENUES
AND CERTAIN EXPENSES

1.     Basis for presentation:

The accompanying combined statement of revenues and certain expenses relates to the operations of sixty-four convenience store and retail motor fuel properties (the "Trustreet Portfolio") previously owned and leased by various subsidiaries of FF-TSY Holding Company II, LLC. (the successor to Trustreet Properties, Inc.) (“Trustreet”) that were acquired by Getty Realty Corp. on March 31, 2007 and April 23, 2007 for $83,400,000 in cash. The sixty-four locations comprising the Properties are as follows:

Locations

Jonesboro, AR	Honolulu, HI	Ellicott City, MD	Arlington, TX
Bellflower, CA	Honolulu, HI	Asheboro, NC	Austin, TX
Benicia, CA	Honolulu, HI	Kernersville, NC	Austin, TX
Coachella, CA	Kaneohe, HI	Kernersville, NC	Austin, TX
El Cajon, CA	Kaneohe, HI	Kernersville, NC	Bedford, TX
Fillmore, CA	Kapolei, HI	Lexington, NC	Cedar Park, TX
Hesperia, CA	Wahiawa, HI	Madison, NC	Ft Worth, TX
La Palma, CA	Waipahu, HI	New Bern, NC	Harker Heights, TX
Poway, CA	Waipahu, HI	Taylorsville, NC	Houston, TX
San Dimas, CA	Waianae, HI	Walkertown, NC	Keller, TX
Haleiwa, HI	Waianae, HI	Walnut Cove, NC	Midlothian, TX
Honolulu, HI	Waianae, HI	Winston Salem, NC	North Richland Hills, TX
Honolulu, HI	Cottage Hills, IL	Belfield, ND	San Marcos, TX
Honolulu, HI	Fairview Heights, IL	Allenstown, NH	Temple, TX
Honolulu, HI	Baltimore, MD	Bedford, NH	The Colony, TX
Honolulu, HI	Baltimore, MD	Hooksett, NH	Waco, TX

The Combined Statement of Certain Revenue and Certain Expenses for the Year Ended December 31, 2006 was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X. Accordingly, the statement includes the operations of the Trustreet Portfolio for the twelve-month period ended December 31, 2006. Further, the statement is not representative of the actual operations for the period presented as revenues and certain expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in future operations of the Trustreet Portfolio, have been excluded. Such items include interest expense, depreciation and amortization expense, interest income and income taxes. Except as noted above, management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

2.     Summary of Significant Accounting Policies:

Use of Estimates, Judgments and Assumptions

The financial statement has been prepared in conformity with GAAP, which requires management to make its best estimates, judgments and assumptions that affect the amounts reported in the combined statement of revenues and certain expenses during the period reported and accompanying notes. While all available information has been considered, actual results could differ from those estimates, judgments and assumptions. Estimates, judgments and assumptions underlying the accompanying combined financial statement include, but are not limited to, deferred rent receivable, environmental remediation costs net of recoveries from state underground storage tank funds, real estate, above and below market leases and intangible assets, impairment of long-lived assets and accrued expenses.

Revenue Recognition

The Trustreet Portfolio earns rental revenue under operating leases with tenants. Minimum lease rentals are recognized on a straight-line basis over the term of the leases. Rental revenue for the year ended December 31, 2006 includes $452,000 of deferred rental revenue accrued due to recognition of rental revenue on a straight-line basis. Rental revenue for the year ended December 31, 2006 includes $54,000 of net rental revenue due to amortization of below market leases of $588,000, net of amortization of above market leases of $534,000, which is recognized on a straight-line basis over the life of the leases, which generally includes the tenant’s renewal option terms for below market leases. Certain leases require a percentage rent payment in addition to the minimum rent if the tenant’s monthly sales are in excess of the established breakpoint. The amount earned as percentage rent for the year ended December 31, 2006 per the related lease agreements was $73,000 and is included in rental revenue.

Recoveries from tenants for real estate taxes and other reimbursable operating expenses are recognized as revenue in the period that the applicable costs are incurred. Contingent rental revenue is recognized as earned.

3.     Leasing Activities

The management of the Trustreet Portfolio estimates that the tenants made annual real estate tax payments for properties of approximately $585,000 for the year ended December 31, 2006 and made additional payments for other operating expenses related to these properties, including environmental remediation costs. These costs, which have been assumed by the tenants under the terms of their leases, are not reflected in the combined financial statement.

The Trustreet Portfolio has noncancellable leases with tenants requiring monthly payments of specified minimum rent. Future minimum rental commitments under the noncancellable operating leases at December 31, 2006 are as follows:

Year ending December 31,
2007	$7,500,000
2008	7,521,000
2009	7,609,000
2010	7,631,000
2011	7,691,000
Thereafter	69,727,000

Rent expense consists of minimum rentals on a non-cancelable operating lease of $78,000 for the year ended December 31, 2006 and is included in rental property expenses using the straight-line method. The leased property has a remaining lease term of 17 years, including renewal options. Future minimum annual rentals payable under the lease, excluding renewal options, are as follows: 2007 — $79,000, 2008 — $79,000, 2009 — $81,000, 2010 — $87,000, 2011 — $87,000 and $240,000 thereafter.

Rental revenue recognized from the subleased property for the year ended December 31, 2006 was $115,000.

4.     Subsequent Events

On February 15, 2007, the Board of Directors of Getty Realty Corp. ratified a Contract for Sale and Purchase dated as of February 6, 2007 (the “Agreement”) entered into with various subsidiaries of Trustreet. The Agreement relates to the acquisition by Getty Realty Corp. of up to sixty-eight convenience store and gas station properties owned and leased by Trustreet.

On March 30, 2007 and April 23, 2007, Trustreet sold fifty-nine and five, respectively, properties to Getty Realty Corp. for approximately $83,400,000 in cash pursuant to the Agreement. It is not probable that the remaining four properties subject to the Agreement will be acquired by Getty Realty Corp.

GETTY REALTY CORP. AND SUBSIDIARIES
INDEX TO PRO FORMA FINANCIAL STATEMENTS

GETTY REALTY CORP. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following unaudited Pro forma Consolidated Balance Sheet of Getty Realty Corp. and Subsidiaries (the “Company”) as of March 31, 2007 gives effect to (i) the purchase of five properties that were acquired on April 23, 2007, (ii) accrual of related expenses, and (iii) additional borrowings under the Company’s credit facility to fund the purchase as described in the related notes as if the transactions had occurred on March 31, 2007. The effect of the fifty-nine properties acquired effective March 31, 2007 is included in the historical financial condition of the Company as of March 31, 2007 and, accordingly, is not included in the pro forma adjustments.

The following unaudited Pro forma Consolidated Statements of Operations of the Company for the quarter ended March 31, 2007 and the year ended December 31, 2006 include the pro forma operating results of sixty-four properties purchased by the Company on March 31, 2007 and April 23, 2007 (the “Trustreet Portfolio”), as described in the related notes as if the transactions had occurred on January 1, 2006.

The unaudited pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial condition or financial results as if the various transactions reflected herein had occurred on the balance sheet date or had been in effect during the periods indicated. This pro forma consolidated financial information should not be viewed as indicative of the Company’s future financial condition or financial results.

This information should be read in conjunction with the consolidated financial statements, including the notes thereto, and other information contained in The Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2007.

GETTY REALTY CORP. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2007
(in thousands, except share data)
(unaudited)

	Historical	Pro forma Adjustments			Pro forma

Assets:

Real Estate:
Land	$216,904	$1,892	(A	)	$218,796
Building and improvements	243,452	2,916	(A	)	246,368
	460,356				465,164
Less - accumulated depreciation	(117,014)				(117,014)
Real estate, net	343,342				348,150
D Deferred rent receivable	32,779				32,779
C Cash and cash equivalents	1,430				1,430
R Recoveries from state underground storage tank funds, net	3,929				3,929
Mortgages and accounts receivable, net	2,791				2,791
Prepaid expenses and other assets	8,346	1,080	(A	)	9,426
Total assets	$392,617				$398,505

Liabilities and Shareholders’ Equity:

Debt	$126,686	5,131	(A	)	$131,817
Environmental remediation costs	17,028				17,028
Dividends payable	11,290				11,290
Accounts payable and accrued expenses	13,022	757	(A	)	13,779
Total liabilities	168,026				173,914
Commitments and contingencies	-				-
Shareholders’ equity:
Common stock, par value $.01 per share; authorized
50,000,000 shares; issued 24,764,815 at March 31, 2007	248				248
Paid-in capital	258,701				258,701
Dividends paid in excess of earnings	(33,352)				(33,352)
Accumulated other comprehensive loss	(1,006)				(1,006)
Total shareholders’ equity	224,591				224,591
Total liabilities and shareholders’ equity	$392,617				$398,505

See accompanying notes to pro forma consolidated financial statements.

GETTY REALTY CORP. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2007
(in thousands, except per share amounts)
(unaudited)

	Historical	Trustreet Portfolio	Pro forma Adjustments			Pro forma

Revenues from rental properties	$17,993	$2,176	$90	(B	)	$20,254
			(5)	(C	)
Operating expenses:
Rental property expenses	2,420	280				2,700
Environmental expenses, net	969	-				969
General and administrative expenses	1,453	-				1,453
Depreciation and amortization expense	1,865	-	790	(D	)	2,655
Total operating expenses	6,707	280				7,777

Operating income	11,286	1,896				12,477
Other income, net	115	-				115
Interest expense	(964)	-	(1,293)	(E	)	(2,257)
Net earnings	$10,437	$1,896				$10,335

Net earnings per share:
Basic	$.42					$.42
Diluted	$.42					$.42

Weighted-average shares outstanding:
Basic	24,765					24,765
Stock options and restricted stock units	20					20
Diluted	24,785					24,785

See accompanying notes to pro forma consolidated financial statements.

GETTY REALTY CORP. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006
(in thousands, except per share amounts)
(unaudited)

	Historical	Trustreet Portfolio	Pro forma Adjustments			Pro forma

Revenues from rental properties	$72,405	$8,569	$73	(B	)	$81,005
			(42)	(C	)
Operating expenses:
Rental property expenses	9,732	538				10,270
Environmental expenses, net	5,490	-				5,490
General and administrative expenses	5,607	-				5,607
Depreciation and amortization expense	7,883	-	3,159	(D	)	11,042
Total operating expenses	28,712	538				32,409

Operating income	43,693	8,031				48,596
Other income, net	1,859	-				1,859
Interest expense	(3,527)	-	(5,174)	(E	)	(8,701)
Net earnings before income taxes	42,025	8,031				41,754
Income tax benefit	700	-				700
Net earnings	$42,725	$8,031				$42,454

Net earnings per share:
Basic	$1.73					$1.72
Diluted	$1.73					$1.71

Weighted-average shares outstanding:
Basic	24,735					24,735
Stock options and restricted stock units	24					24
Diluted	24,759					24,759

See accompanying notes to pro forma consolidated financial statements.

GETTY REALTY CORP. AND SUBSIDIARIES
NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.     Basis of Presentation:

The pro forma financial statements are unaudited. Certain information and footnote disclosures that would be included in financial statements presented in accordance with accounting principles generally accepted in the United States have been condensed or omitted. Management believes the disclosures are adequate to make the pro forma financial information presented not misleading. This information should be read in conjunction with the historical consolidated financial statements, including the notes thereto, and other information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2007.

The pro forma consolidated balance sheet of the Company reflects the financial condition of the Company as of March 31, 2007 (i) on a historical basis (which includes the fifty-nine properties acquired effective March 31, 2007) and (ii) as adjusted to reflect the purchase from certain subsidiaries of FF-TSY Holding Company II, LLC (the successor to Trustreet Properties, Inc.) (“Trustreet”) of five properties acquired on April 23, 2007, the accrual of related expenses and the additional borrowings under the Company’s credit facility to fund the purchase, in each case as if the transactions had occurred on March 31, 2007.

The pro forma consolidated statements of operations reflect the results of the Company for the three months ended March 31, 2007 and the year ended December 31, 2006 (i) on a historical basis and (ii) as adjusted to include the pro forma operating results of the sixty-four properties purchased by the Company on March 31, 2007 and April 23, 2007 (the “Trustreet Portfolio”) as if the transactions had occurred on January 1, 2006.

The Company's historical and pro forma allocation of the purchase price to the assets acquired and liabilities assumed is preliminary and subject to change. The purchase price has been allocated between assets, liabilities and intangible assets based on the initial estimates of fair value. These allocations are preliminary and may not be indicative of the final allocations. The Company continues to evaluate the existence of pre-acquisition contingencies and the assumptions used in valuing the real estate. The Company anticipates finalizing these allocations during the latter part of 2007. A change in the final allocation from what is presented may result in an increase or decrease in identified intangible assets and changes in revenue from rental properties, depreciation, amortization or other expenses.

The Company estimated the fair value of acquired tangible assets (consisting of land, buildings and improvements) “as if vacant” and identified intangible assets and liabilities (consisting of leasehold interests, above-market and below-market leases, leases in-place and tenant relationships) and assumed liabilities.

Based on these estimates, the Company allocated the purchase price to the applicable assets and liabilities as follows (in thousands):

Consideration:
Purchase price paid to Trustreet	$83,404
Allocated transaction costs	1,131
Total consideration	$84,535

Assets Acquired:
Real estate investment properties	$81,489
Above market leases	4,569
Leases in-place and tenant relationships	3,168
Total	89,226

Liabilities Assumed:
Below market leases and other liabilities	4,691
Net assets acquired	$84,535

2.     Pro forma Adjustments

(A)
Represents (i) the purchase of five properties acquired by the Company on April 23, 2007 including costs allocated to, but not limited to, leases in-place, above market value leases and below market value leases, (ii) accrual of related expenses, and (iii) additional borrowings under the Company’s credit facility to fund the purchase.

(B)	Represents the Company’s straight-line rent adjustment to the Trustreet Portfolio historical rental income.

(C)
Represents the Company’s rental income adjustment related to the amortization of above market leases and below market leases which is recognized on a straight-line basis over the remaining term of the leases, which averages 11 years and includes the tenant’s option terms for below market leases.

(D)
Represents the Company’s depreciation and amortization expense related to the value of buildings, equipment, leasehold improvements and leases in-place. Buildings, equipment, leasehold improvements and leases in-place are depreciated on a straight-line basis over twenty-five years for building, ten to sixteen years for equipment, the lesser of the life of the asset or the lease term for leasehold improvements and the term of the lease for leases in-place.

(E)
Represents adjustment to interest expense due to an assumed $84,535,000 increase in borrowings outstanding under the credit facility at the Company’s average borrowing rate for the period. If average market interest rates were 0.125% higher for the three months ended March 31, 2007 and the year ended December 31, 2006, the pro forma interest expense adjustments would have increased by approximately $26,000 and $106,000, respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Getty Realty Corp.

Date: June 14, 2007	By:	/s/ Thomas J. Stirnweis
Vice President, Treasurer and Chief Financial Officer